UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2020
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.
On August 27, 2020, Aviat Networks, Inc. (the “Company”) and Computershare Inc., as rights agent, entered into an Amended and Restated Tax Benefit Preservation Plan (the “Plan”), which amended and restated the Tax Benefit Preservation Plan dated as of March 3, 2020 (the “Original Plan”). The Plan clarified definitions, removed duplicate language and made administrative amendments to the Original Plan.
The Board of Directors of the Company (the “Board”) previously adopted the Original Plan in an effort to protect the Company’s ability to use its net operating losses, any loss or deductions attributable to a “net unrealized built-in loss” and other tax attributes (collectively, the “Tax Benefits”). The Board continues to view the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. Accordingly, the Board believes that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.
The Plan will be submitted to the Company’s stockholders for ratification at the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). If stockholder approval of the Plan is not obtained at such meeting, the Plan will terminate pursuant to its terms at the close of business on the date of the Annual Meeting.
The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.
Item 8.01 Other Events
The Annual Meeting will be held on November 11, 2020 at [*]. Stockholders of record as of September 15, 2020 shall be entitled to vote at the Annual Meeting.
The information in this report is being furnished pursuant to Item 8.01 “Other Events”, not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No. Description
4.1  Amended and Restated Tax Benefit Preservation Plan, dated as of August 27, 2020, by and between Aviat Networks, Inc. and Computershare Inc., as Rights Agent

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

August 31, 2020	By:	/s/ Eric Chang
		Name:	Eric Chang
		Title:	Senior Vice President, Chief Financial Officer